                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12
                      Hansen Natural Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
    (5) Total fee paid:
        ------------------------------------------------------------------------
/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
    (3) Filing Party:
        ------------------------------------------------------------------------
    (4) Date Filed:
        ------------------------------------------------------------------------

                          HANSEN  NATURAL  CORPORATION
                       2401 EAST KATELLA AVENUE, SUITE 650
                            ANAHEIM, CALIFORNIA 92806


                      ANNUAL  MEETING  - NOVEMBER 12, 1996


                                                                October 14, 1996

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Hansen Natural Corporation to be held on Tuesday, November 12, 1996 at 2:30 p.m., at the Board Room, Suite 650, 2401 East Katella Avenue, Anaheim, California 92806.

In addition to the specific matters to be voted on at the meeting, there will be a report on the Company's business and an opportunity for stockholders to ask questions. I hope that you will be able to join us. If you are unable to attend, I strongly urge you to complete your enclosed proxy. Your vote is very important.

                                        Sincerely,



                                        Rodney C. Sacks
                                        Chairman of the Board

                          HANSEN  NATURAL  CORPORATION

--------------------------------------------------------------------------------

                  NOTICE  OF  ANNUAL  MEETING  OF  STOCKHOLDERS

                                NOVEMBER 12, 1996

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Hansen Natural Corporation (the "Company") will be held on Tuesday, November 12, 1996 at 2:30 p.m., at the Board Room, Suite 650, 2401 East Katella Avenue, Anaheim, California 92806, for the following purposes:

     1. To elect five directors to hold office until the next annual meeting of stockholders.

     2. To ratify the appointment of Deloitte & Touche as independent auditors of the Company for the year ending December 31, 1996.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on October 8, 1996 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting.

     A copy of the Company's Annual Report to Stockholders is enclosed.

                                        Sincerely,



                                        Rodney C. Sacks
                                        Chairman of the Board

Anaheim, California
October 14, 1996

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                          HANSEN  NATURAL  CORPORATION

--------------------------------------------------------------------------------

            PROXY  STATEMENT  FOR  ANNUAL  MEETING  OF  STOCKHOLDERS

               INFORMATION  CONCERNING  SOLICITATION  AND  VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of Hansen Natural Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held Tuesday, November 12, 1996 at 2:30 p.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Board Room, Suite 650, 2401 East Katella Avenue, Anaheim, California 92806.

     These proxy solicitation materials are being mailed on or about October 14, 1996, together with the Company's 1995 Annual Report to Stockholders, to all stockholders entitled to vote at the meeting.

RECORD DATE AND PRINCIPAL STOCKHOLDERS

     Holders of record of Common Stock at the close of business on October 8, 1996 are entitled to notice of and to vote at the meeting. There are no other outstanding voting securities of the Company. At the record date, 9,122,868 shares of the Company's Common Stock were issued and outstanding. The following table sets forth, as of the most recent practical date (October 1, 1996), those persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock:

     Name and Address                   Amount and Nature of     Percent
     of Beneficial Owner                Beneficial Ownership     of Class
     -------------------                --------------------     --------

     Brandon Limited Partnership No. 1          714,490              7.8%

     Brandon Limited Partnership No. 2        2,831,667             31.0%

     Rodney C. Sacks(1)                       4,096,157(2)          42.7%

     Hilton H. Schlosberg(3)                  4,046,157(4)          42.4%

     Raimana Martin(5)                         637,785.6(6)          6.6%

     Charles Martin(7)                         637,785.6(6)          6.6%

------------------
(1) The mailing address of Mr. Sacks is 2401 East Katella Avenue, Suite 650, Anaheim, California 92806.

(2) Includes 87,500 shares of Common Stock owned by Mr. Sacks. Also includes 714,490 shares beneficially held by Brandon No. 1 because Mr. Sacks is one of Brandon No. 1's general partners and 2,831,667 shares beneficially held by Brandon No. 2 because Mr. Sacks is one of Brandon No. 2's general partners. Includes options to purchase 187,500 shares of Common Stock exercisable at $1.875 per share granted pursuant to a Stock Option Agreement dated November 8, 1990 between the Company and Mr. Sacks, options to purchase 200,000 shares of Common Stock exercisable at $1.75 per share granted pursuant to a Stock Option Agreement dated June 15, 1992 between the Company and Mr. Sacks and options to purchase 75,000 shares out of a total of 150,000 shares of Common Stock exercisable at $1.25 per share granted pursuant to a Stock Option Agreement dated July 3, 1995 between the Company and Mr. Sacks.

     Mr. Sacks disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (1) 87,500 shares of Common Stock, (2) the 462,500 shares presently issuable pursuant to individual stock option agreements, and (3) his proportionate interest as a shareholder in the following shares beneficially owned by Hazelwood Investments Limited, a company controlled by Mr. Sacks and his family ("Hazelwood"): (a) the 247,911 shares held by Brandon No. 1 allocable to Hazelwood's limited partnership interest in Brandon No. 1 and (b) the 250,000 shares held by Brandon No. 2 allocable to Hazelwood's limited partnership interest in Brandon No. 2.

(3) The mailing address of Mr. Schlosberg is 2401 East Katella Avenue, Suite 650, Anaheim, California 92806.

(4) Includes 87,500 shares of Common Stock owned by Mr. Schlosberg. Also includes 714,490 shares beneficially held by Brandon No. 1 because Mr. Schlosberg is one of Brandon No. 1's general partners and 2,831,667 shares beneficially held by Brandon No. 2 because Mr. Schlosberg is one of Brandon No. 2's general partners. Includes options to purchase 187,500 shares of Common Stock exercisable at $1.875 per share granted pursuant to a Stock Option Agreement dated November 8, 1990 between the Company and Mr. Schlosberg, options to purchase 150,000 shares of Common Stock exercisable at $1.75 per share granted pursuant to a Stock Option Agreement dated June 15, 1992 between the Company and Mr. Schlosberg and options to purchase 75,000 shares out of a total of 150,000 shares of Common Stock exercisable at $1.25 per share granted pursuant to a Stock Option Agreement dated July 3, 1995 between the Company and Mr. Schlosberg.

     Mr. Schlosberg disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (1) 87,500 shares of Common Stock, (2) the 412,500 shares presently issuable pursuant to individual stock option agreements, and (3) his proportionate interest as a shareholder in the following shares beneficially owned by Brandon Securities Limited, a company controlled by Mr. Schlosberg and his family:
     (a) the 247,911 shares held by Brandon No. 1 allocable to Brandon Securities Limited's limited partnership interest in Brandon No. 1 and (b) the 250,000 shares held by Brandon No. 2 allocable to Brandon Securities Limited's limited partnership interest in Brandon No. 2.

(5) The mailing address of Mr. Raimana Martin is Vaima Center, Suite 95, Tahiti, French Polynesia.

(6) Raimana Martin and Charles Martin each own 50% of the voting stock of South Pacific Beverages Ltd. ("SPB"). SPB is the beneficial owner of 637,785.6 shares of Common Stock comprised of 29,385.6 shares of Common Stock and options to purchase 608,400 shares of Common Stock exercisable at $3.785 per share (such number of options are subject to decrease and such exercise price is subject to increase) pursuant to a Stock Option Agreement dated July 27, 1992 between the Company and SPB.

(7) The mailing address of Mr. Charles Martin is Vaima Center, Suite 95, Tahiti, French Polynesia.

SECTION 16(A) REPORTS

     Section 16(a) of the Securities Exchange Act of 1934 (the "34 Act") requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% stockholders are required by certain regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, the Company believes that during its most recent fiscal year or prior fiscal years, all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with, other than certain reports required to be filed by Raimana Martin, a current director who has not been nominated for reelection, with respect to November 1995, December 1995, January 1996, February 1996, March 1996 and April 1996 that were filed late, and reports for May and June 1996 that have not yet been filed as of the date hereof. The Company understands that Mr. Martin intends to file these reports as soon as practicable.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     In accordance with the Company's by-laws, directors shall be elected by the affirmative vote of a plurality of the votes cast in person or by proxy by the holders of shares entitled to vote in the election at the Annual Meeting of Stockholders and the ratification of Deloitte & Touche as independent auditors shall be by the affirmative vote of the majority of the shares voting on the proposal in person or by proxy at the Annual Meeting; in each case, provided a quorum is present. Thus, abstentions and broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote. No stockholder shall be entitled to cumulate votes.

     The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at next year's Annual Meeting must be received by the Company by no later than February 28, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL  ONE
                             ELECTION  OF  DIRECTORS

NOMINEES

     A Board of five directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     The names of the nominees, and certain information about them, are set forth below.

   NAME OF NOMINEE                                 AGE     DIRECTOR SINCE
   ---------------                                 ---     --------------

   Rodney C. Sacks . . . . . . . . . . . . . .     46      1990
   Hilton H. Schlosberg. . . . . . . . . . . .     43      1990
   Benjamin M. Polk. . . . . . . . . . . . . .     45      1990
   Norman C. Epstein . . . . . . . . . . . . .     55      1992
   Harold C. Taber, Jr . . . . . . . . . . . .     57      1992

   Set forth below is a description of each nominee's principal occupation and business background during the past ten years.

   Mr. Sacks has been Chairman, Chief Executive Officer, Chief Financial Officer and a Director of the Company from November 1990 to the present and Chairman and a director of the Company's wholly-owned subsidiary, Hansen Beverage Company ("HBC") from June 1992 to the present. Mr. Sacks resigned from his position as Chief Financial Officer in July 1996, which office has been assumed by Mr. Schlosberg. He has also served as Vice President of Confidential Assignments, Inc. (Executive Placement Group, Orange County, California) from August 1989 to May 31, 1992; Vice President of the Company from April 1990 to November 1990; and Attorney with Werksmans (law firm) from 1975 to August 1989 (partner beginning 1976).

   Mr. Schlosberg has been Vice Chairman, President, Chief Operating Officer, Secretary, and a Director of the Company from November 1990 to the present and Vice Chairman, Secretary and a director of HBC from June 1992 to the present. From July 1996, Mr. Schlosberg assumed the office of Chief Financial Officer of the Company. He has also served as Deputy Chairman and a director of AAF Industries PLC, a United Kingdom publicly quoted industrial group, from June 1990 to May 1995. Mr. Schlosberg was Executive Director of Tradegro Ltd. (Retail Conglomerate) from July 1985 to November 1985 and Development Director of Barlow Rand International Ltd. and J. Bibby & Sons PLC (Investment Company - Paper and Packaging, Agriculture, and Scientific Products and Materials Handling Industries) from December 1985 to December 1989.

   Mr. Polk has been a Director of the Company from November 1990 to the present and a director of HBC from June 1992 to the present. He has been a Member of the Compensation Committee of the Board of Directors since April 1991. Mr. Polk is a partner with Whitman Breed Abbott & Morgan (New York, New York) where he has practiced law with that firm and its predecessor, Whitman & Ransom, from August 1976 to the present.

   Mr. Epstein has been a Director of the Company and a director of HBC from June 1992 to the present. Mr. Epstein has been a Member of the Compensation Committee of the Board of Directors since June 15, 1992. He has been engaged as a Partner with Moore Stephens, an international accounting firm, from 1974 to present (senior partner beginning 1989).

   Mr. Taber has been a Director of the Company from July 27, 1992 to the present. He has served as President and Chief Executive Officer and a director of HBC since July 27, 1992 to the present. From September 1990 to July 27, 1992 he served as President and Chief Executive Officer of California CoPackers Corporation ("CCC"), the predecessor of HBC. From May 1989 to December 1989, Mr. Taber was a management consultant to CCC and South Pacific Beverages, Ltd., a beverage company ("SPB"). From January 1988 to March 1989, Mr. Taber served as Vice President in charge of sales and operations with Meridian Parts Corporation, a manufacturer of after market diesel parts. From January 1987 to July 1987, Mr. Taber served as Senior Vice President and General Manager of the Food Service Division of Coca-Cola Enterprises West, the institutional service and sales division of Coca-Cola Bottling Company of Los Angeles ("Coke-LA"), which bottles and distributes beverages. From January 1985 to December 1986, Mr. Taber served as Executive Vice President and Chief Operating Officer of Coke-LA; and from October 1983 to January 1985, Mr. Taber served as Group President and General Manager of Coke-LA.

SECURITY OWNERSHIP OF MANAGEMENT

   The following table sets forth information as to the beneficial ownership of shares of Common Stock as at October 8, 1996 held by persons who are directors of the Company naming them, and as to directors and officers of the Company as a group, without naming them.


Name of                                 Amount and Nature            Percent
Beneficial Owner                        of Beneficial Owner          of Class
--------------------------              -------------------          --------

Rodney C. Sacks                           4,096,157(1)                 42.7%

Hilton H. Schlosberg                      4,046,157(2)                 42.4%

Raimana Martin                            637,785.6(3)                  6.6%

Harold C. Taber, Jr.                      300,631.7(4)                  3.2%

Benjamin M. Polk                             32,000(5/6)                 *%

Norman C. Epstein                           160,333(7)                  1.8%

Officers and Directors as a group (6 members:
5,726,907 shares or 52.8% in aggregate)(8)
_______________

*Less than 1%

  THE BOARD OF DIRECTORS URGES STOCKHOLDERS TO VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.


(1) Includes 87,500 shares of Common Stock owned by Mr. Sacks. Also includes 714,490 shares beneficially held by Brandon No. 1 because Mr. Sacks is one of Brandon No. 1's general partners and 2,831,667 shares beneficially held by Brandon No. 2 because Mr. Sacks is one of Brandon No. 2's general partners. Includes options to purchase 187,500 shares of Common Stock exercisable at $1.875 per share granted pursuant to a Stock Option Agreement dated November 8, 1990 between the Company and Mr. Sacks, options to purchase 200,000 shares of Common Stock exercisable at $1.75 per share granted pursuant to a Stock Option Agreement dated June 15, 1992 between the Company and Mr. Sacks and options to purchase 75,000 shares out of a total of 150,000 shares of Common Stock exercisable at $1.25 per share granted pursuant to a Stock Option Agreement dated July 3, 1995 between the Company and Mr. Sacks.

     Under the Plan, Mr. Sacks disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (1) 87,500 shares of Common Stock, (2) the 462,500 shares presently issuable pursuant to individual stock option agreements, and (3) his proportionate interest as a shareholder in the following shares beneficially owned by Hazelwood Investments Limited, a company controlled by Mr. Sacks and his family ("Hazelwood"): (a) the 247,911 shares held by Brandon No. 1 allocable to Hazelwood's limited partnership interest in Brandon No. 1 and (b) the 250,000 shares held by Brandon No. 2 allocable to Hazelwood's limited partnership interest in Brandon No. 2.

(2) Includes 87,500 shares of Common Stock owned by Mr. Schlosberg. Also includes 714,490 shares beneficially held by Brandon No. 1 because Mr. Schlosberg is one of Brandon No. 1's general partners and 2,831,667 shares beneficially held by Brandon No. 2 because Mr. Schlosberg is one of Brandon No. 2's general partners. Includes options to purchase 187,500 shares of Common Stock exercisable at $1.875 per share granted pursuant to a Stock Option

     Agreement dated November 8, 1990 between the Company and Mr. Schlosberg, options to purchase 150,000 shares of Common Stock exercisable at $1.75 per share granted pursuant to a Stock Option Agreement dated June 15, 1992 between the Company and Mr. Schlosberg and options to purchase 75,000 shares out of a total of 150,000 shares of Common Stock exercisable at $1.25 per share granted pursuant to a Stock Option Agreement dated July 3, 1995 between the Company and Mr. Schlosberg.

     Mr. Schlosberg disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (1) 87,500 shares of Common Stock, (2) the 412,500 shares presently issuable pursuant to individual stock option agreements, and (3) his proportionate interest as a shareholder in the following shares beneficially owned by Brandon Securities Limited, a company controlled by Mr. Schlosberg and his family:
     (a) the 247,911 shares held by Brandon No. 1 allocable to Brandon Securities Limited's limited partnership interest in Brandon No. 1 and (b) the 250,000 shares held by Brandon No. 2 allocable to Brandon Securities Limited's limited partnership interest in Brandon No. 2.

(3) Raimana Martin and Charles Martin each own 50% of the voting stock of South Pacific Beverages Ltd. ("SPB"). SPB is the beneficial owner of 637,785.6 shares of Common Stock comprised of 29,385.6 shares of Common Stock and options to purchase 608,400 shares of Common Stock exercisable at $3.785 per share (such number of options are subject to decrease and such exercise price is subject to increase) pursuant to a Stock Option Agreement dated July 27, 1992 between the Company and SPB.

(4) Includes 74,581.7 shares of Common Stock owned by Mr. Taber. Also includes options to purchase 76,050 shares of Common Stock exercisable at $3.785 per share and options to purchase 150,000 shares of a total 180,000 shares exercisable at $1.38 per share granted pursuant to Stock Option Agreements dated as of July 27, 1992 and June 30, 1995, respectively between the Company and Mr. Taber.

(5) Includes presently exercisable options to purchase 12,000 shares of Common Stock under an Option Agreement with the Company dated June 30, 1995 granted pursuant to the Directors Plan.

(6)  Includes 15,000 shares jointly owned by Mr. Polk and his wife, Debra.

(7) Includes 15,000 shares registered in the name of Optimal Hedge Limited, a nominee for Mr. Epstein, and 133,333 shares beneficially owned by Combined Holdings Ltd. ("Combined") because Mr. Epstein is one of Combined's directors. Mr. Epstein disclaims beneficial ownership of the shares owned by Combined.

(6)  Shares are held indirectly to the extent indicated.

                                  PROPOSAL  TWO
             RATIFICATION  OF APPOINTMENT  OF  INDEPENDENT  AUDITORS

  The Board of Directors has selected Deloitte & Touche, independent auditors, to audit the financial statements of the Company for the year ending December 31, 1996. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

  Representatives of Deloitte are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF DELOITTE & TOUCHE AS THE COMPANY'S INDEPENDENT AUDITORS.

                                   MANAGEMENT

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held two meetings during the period January 1, 1995 to December 31, 1995. Each of the then incumbent directors attended such meetings, other than Raimana Martin.

     In April 1991, the Board of Directors established a Compensation Committee consisting of non-employee directors to administer the Plan. The Compensation Committee presently has two members, Norman C. Epstein and Benjamin M. Polk. The Compensation Committee did not hold a meeting during the year ended December 31, 1995. Awards granted to date by the Committee have been authorized by written consent. In October 1992, the Board of Directors established an Executive Committee comprised of Rodney C. Sacks, Hilton H. Schlosberg and Harold C. Taber, Jr. The Executive Committee did not hold any meetings during the year ended December 31, 1995. Decisions made by the Executive Committee during the year ended December 31, 1995 were authorized by written consent.

EMPLOYMENT AGREEMENTS

     The Company entered into an employment agreement dated as of January 1, 1994 with Rodney C. Sacks pursuant to which Mr. Sacks renders services to the Company as its Chairman and Chief Executive Officer for an annual base salary of $170,000, subject to adjustment annually, plus an annual bonus in an amount determined at the discretion of the Board of Directors and certain fringe benefits for the period commencing January 1, 1994 and ending December 31, 1998. For 1995, Mr. Sacks agreed to a temporary reduction of his annual base salary to $150,000. Beginning January 1, 1996, Mr. Sacks agreed to a temporary reduction of his annual base salary to $135,000.

     The Company also entered into an employment agreement dated as of January 1, 1994 with Hilton H. Schlosberg pursuant to which Mr. Schlosberg renders services to the Company as its Vice Chairman and President, for an annual base salary of $170,000 starting when he commenced full-time employment, subject to adjustment annually, plus an annual bonus in an amount to be determined by the Board of Directors and certain fringe benefits for the period commencing January 1, 1994 and ending December 31, 1998. From commencement of full-time employment during July 1995, Mr. Schlosberg agreed to a temporary reduction of his annual base salary to $150,000. Beginning January 1, 1996, Mr. Schlosberg agreed to a temporary reduction of his annual base salary to $135,000.

     Harold C. Taber, Jr. entered into an employment agreement with HBC dated as of July 27, 1992 for a term of up to six years pursuant to which Mr. Taber was appointed President and Chief Executive Officer of HBC with an initial annual base salary of $170,000 and the payment of $30,000 per annum in lieu of a retirement plan, plus a bonus based upon HBC's business achieving certain performance goals, and the grant of options to purchase 180,000 shares of Common Stock exercisable for six years at $2.00 per share. The option price has since been revised to $1.38 per share pursuant to a Stock Option Agreement dated as of June 30, 1995 between the Company and Mr. Taber. Beginning January 1, 1996, Mr. Taber agreed to a temporary reduction of his annual base salary to $135,000.

     The preceding descriptions of the employment agreements for Messrs. Sacks, Schlosberg and Taber are qualified in their entirety by reference to such agreements which have been filed or incorporated by reference as exhibits to the Company's annual report on Form 10-K for the year ended December 31, 1993 (in the case of Messrs. Sacks and Schlosberg) and its current report on Form 8-K dated July 27, 1992 (in the case of Mr. Taber).

EXECUTIVE COMPENSATION AND COMPENSATION OF DIRECTORS

     The following tables set forth for the fiscal year ended December 31, 1995, certain information regarding the total remuneration paid and grants of options/SARs made to the chief executive officer and each of the executive officers of the Company and its subsidiaries and who received total cash compensation in excess of $100,000 during the period. These amounts reflect total cash compensation paid by the Company and its subsidiaries to these individuals during the fiscal years December 31, 1995, 1994 and 1993.

                           SUMMARY COMPENSATION TABLE

                                                                                                   Long-Term Compensation
                                                                                               ----------------------------------
                                                                                               Awards(2)             Payouts(3)
                                                          Annual Compensation(1)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                Other            Securities
                                                                               Annual            Underlying             All Other
          Name and                                             Salary       Compensation        Options/SARs          Compensation
    Principal Positions                            Year          ($)             ($)                 (#)                   ($)
----------------------------------------------------------------------------------------------------------------------------------
  Rodney C. Sacks                                  1995        150,000          9,665              150,000                 --
  Chairman, CEO, CFO and                           1994        160,000          8,350                --                    --
  Director                                         1993        160,000          1,035                --                    --


  Harold C. Taber, Jr.                             1995        200,000         18,668                --                   4,194
  Director; President of                           1994        200,000         20,424                --                   4,000
    HBC                                            1993        200,000         21,115                --                   4,400
-----------------------------------------------------------------------------------------------------------------------------------

(1) SALARY - Pursuant to his employment agreement, Mr. Sacks is entitled to an annual base salary of $170,000. For 1995, Mr. Sacks agreed to a temporary reduction of his base salary to $150,000. For 1994, Mr. Sacks agreed to a temporary reduction of his annual base salary to $160,000. See "Employment Agreements" above.

     OTHER ANNUAL COMPENSATION - The cash value of perquisites of the named persons did not total $50,000 or 10% of payments of salary and bonus, except for Mr. Taber whose total perquisites include $12,668 for automobile related expenses, $2,444 for health insurance covering dependents and $3,556 for disability insurance during 1995; $11,687 for automobile related expenses, $5,325 for health insurance covering dependents and $3,412 for disability insurance during 1994; and $12,115 for automobile related expenses, $5,800 for health insurance covering dependents and $3,200 for disability insurance during 1993.

     BONUS - None paid.

(2) RESTRICTED STOCK AWARDS - The Company does not have a plan for restricted stock awards.

(3)  LTIP PAYOUTS - None paid.  No plan in place.

     ALL OTHER COMPENSATION - Includes amounts paid by the Company for premiums on a life insurance policy insuring Mr. Taber.

                 OPTION/SAR EXERCISES AND FY-END VALUE TABLE(1)

                                   Underlying          Year-end Value of
                                  Unexercised            In-the-money
                                  Options/SARs            Unexercised
                                  (# of shares)          Options/SARs

                                  Exercisable/           Exercisable/
               Name               Unexercisable          Unexercisable
------------------------------------------------------------------------

     Rodney C. Sacks           387,500/150,000(2)            $0/$0
     Harold C. Taber, Jr.      151,014/107,536(3)            $0/$0


             OPTION/SAR GRANTS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                                      Potential Realizable Value at
                                           Individual Grants                                          Assumed Annual Rates of Stock
                                                                                                 Price Appreciation For Option Term
------------------------------------------------------------------------------------------------------------------------------------
                                 Number of
                                Securities   Percent of Total
                                underlying       Options/SARs
                              options/SARs         Granted to   Exercise of
    Name                       Granted (#)  Employees in 1995   Base Price        Expiration Date              5%             10%
------------------------------------------------------------------------------------------------------------------------------------
Rodney C. Sacks                   150,000            32%            $1.25             7/3/2005             $117,918       $298,827



-------------------------
(1) There were no shares acquired upon exercise by any reporting executive officer in 1995.

(2) Includes options to purchase 187,500 shares of Common Stock exercisable at $1.875 per share granted pursuant to a Stock Option Agreement dated November 8, 1990 between the Company and Mr. Sacks, options to purchase 200,000 shares of Common Stock exercisable at $1.75 per share granted pursuant to a Stock Option Agreement dated
     June 15, 1992 between the Company and Mr. Sacks and options to purchase 150,000 shares of Common Stock at $1.25 per share, of which none are exercisable at December 31, 1995, granted pursuant to a Stock Option Agreement dated July 3, 1995 between the Company and Mr. Sacks.

(3) Includes options to purchase 78,550 shares of a total of 180,000 shares exercisable at $1.38 per share granted pursuant to a Stock Option Agreement dated as of June 30, 1995 between the Company and Mr. Taber.

COMPENSATION COMMITTEE REPORT ON OPTION REPRICING

     The Compensation Committee recognizes that due to the general decline in the market price of the Common Stock, the incentive provided by the options granted to Mr. Harold C. Taber, Jr. as of July 27, 1992 had been rendered ineffective. In order to restore the incentives based on appreciation in the value of the Common Stock that was the purpose behind the grant, the Compensation Committee determined to cancel the options to purchase 180,000 shares of Common Stock exercisable at a price of $2.00 per share granted to Mr. Taber under a Stock Option Agreement dated as of July 27, 1992 (the "1992 Option Agreement") and to regrant Mr. Taber options to purchase 180,000 shares of Common Stock exercisable at a price of $1.38 per share, the market price for a share of Common Stock on June 30, 1995, and otherwise on substantially the same terms as the options granted to Mr. Taber under the 1992 Option Agreement.

     The Compensation Committee believes that the use of stock options priced at the current market price for the Common Stock is a cost effective means to provide Mr. Taber with appropriate incentives to perform at the highest possible level, ties his compensation to increases in shareholder value and preserves the cash resources of the Company.

     The Compensation Committee approved the cancellation of the options issued to Mr. Taber under the 1992 Option Agreement and the grant of the same number of options having substantially the same terms, but exercisable at the current market price of the Common Stock, by unanimous written consent dated as of June 30, 1995 and the Company entered into a Stock Option Agreement dated as of June 30, 1995 with Mr. Taber with respect to the cancellation and grant.

                            The Compensation Committee
                            Benjamin M. Polk
                            Norman C. Epstein




                              OPTION/SAR REPRICINGS

                                                 Number of                                                           Length of
                                                Securities       Market Price     Exercise                            Original
                                                Underlying        of Stock at     Price at                           Option Term
                                               Options/SARs        Time of        Time of             New             Remaining
                                                Repriced or      Repricing or    Repricing or       Exercise          at Date of
                                                  Amended          Amendment      Amendment          Price            Repricing or
            Name                  Date              (#)               ($)            ($)              ($)              Amendment
---------------------------------------------------------------------------------------------------------------------------------
Harold C. Taber, Jr.              6/30/95         180,000           $1.38          $2.00            $1.38             3 years


PERFORMANCE GRAPH

The following graph shows a five-year comparison of cumulative total returns.(1)

                                     [GRAPH]

TOTAL SHAREHOLDER RETURNS - DIVIDENDS REINVESTED

                                    ANNUAL RETURN PERCENTAGE
                                    Years Ending

COMPANY NAME/INDEX                   DEC 91   DEC 92   DEC 93   DEC 94   DEC 95
HANSEN NATURAL CORP                    20.00    97.20   (40.84)  (28.57)  (63.36)
S & P SMALLCAP 600 INDEX               48.49    21.04    18.79    (4.77)   29.96
PEER GROUP                            213.55   (28.23)  (38.34)  (42.92)  (13.16)

                           INDEXED RETURNS
                           Years Ending

COMPANY NAME/INDEX          DEC 90   DEC 91   DEC 92   DEC 93   DEC 94   DEC 95
HANSEN NATURAL CORP          100.00   120.00   236.64   140.00   100.00    36.64
S & P SMALLCAP 600 INDEX     100.00   148.49   179.74   213.50   203.31   264.22
PEER GROUP                   100.00   313.55   225.04   138.76    79.20    68.78

PEER GROUP COMPANIES:

ATLANTIC BEVERAGE COMPANY, INC. Began trading November 1993.
CABLE CAR BEVERAGE CORP.
CLEARLY CANADIAN BEVERAGE CO.
GREAT PINES WATER, INC.    Began trading August 1993.
NATIONAL BEVERAGE CORP.    Began trading September 1991.
NEW DAY BEVERAGE, INC.     Began trading February 1993.
SARATOGA BEVERAGE GROUP    Began trading June 1993.

-----------------

(1) Annual return assumes reinvestment of dividends. Cumulative total return assumes an initial investment of $100 on December 31, 1990. The Company's self-selected peer group is comprised of Atlantic Beverage Company, Inc. (which began trading in November 1993); Great Pines Water, Inc. (which began trading in August 1993); National Beverage Corporation (which began trading in September 1991); New Day Beverage, Inc. (which began trading in February 1993); Saratoga Beverage Group (which began trading in June 1993). Cable Car Beverage Corporation and Clearly Canadian Beverage Company, which are also members of the peer group, traded during the entire five-year period.

     The Company's current policy is to pay outside directors (non-executive officers) who are not contractually entitled to be nominated to serve as directors, annual fees of $6,000 plus $500 for each meeting attended of the Board of Directors or any committee thereof. See "Certain Relationships and Related Transactions" below for description of contractual obligations to nominate certain of the outside directors. Each of Mr. Polk and Mr. Epstein received total directors fees of $7,000 in respect of the one-year period ended December 31, 1995.

     Pursuant to individual stock option agreements each dated November 8, 1990 the Company granted to each of Rodney C. Sacks and Hilton H. Schlosberg options to purchase 187,500 shares of Common Stock exercisable until November 8, 1996 at an exercise price of $1.875 per share.

     Messrs. Sacks and Schlosberg have been granted options to purchase 200,000 and 150,000 shares of Common Stock, respectively, each of which vest in increments of 50,000 on the date of grant and annually beginning January 1, 1993, under the Plan, pursuant to individual stock option agreements each dated June 15, 1992 exercisable for a ten-year period at an exercise price of $1.75 per share.

     Messrs. Sacks and Schlosberg have each been granted options to purchase 150,000 shares of Common Stock, each of which vest in increments of 75,000 on January 1, 1996 and the balance of 75,000 on January 1, 1997, under the Plan, pursuant to individual stock option agreements each dated July 3, 1995 exercisable for a ten-year period at an exercise price of $1.25 per share.

     In connection with the Taber Employment Agreement, Mr. Taber was granted options to purchase 180,000 shares of Common Stock, which vested in increments of 30,000 on the date of grant and annually beginning on the anniversary date of the grant under the Plan pursuant to a Stock Option Agreement dated July 27, 1992 between the Company and Mr. Taber exercisable for a six year period at an exercise price of $2.00 per share. With effect from June 30, 1995, a new Stock Option Agreement was entered into between the Company and Mr. Taber in replacement of the July 27, 1992 agreement in terms of which Mr. Taber was granted options to purchase 180,000 shares of Common Stock exercisable until July 27, 1998 at $1.38 per share exercisable over the period July 1, 1995 to January 27, 1997.

     No options have been exercised through October 8, 1996.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The description of the agreements and relationships set forth below is qualified by reference to the specific terms of such agreements and the description of such relationships set forth in reports and registration statements and exhibits thereto filed or to be filed by the Company with the SEC under the 34 Act and the Securities Act of 1933, including any post-effective amendments to the Company's registration statement on Form S-3 (No. 33-35796). Copies of any such reports and registration statement or exhibits thereto will be provided upon written request directed to the Chairman, Hansen Natural Corporation, 2401 East Katella Avenue, Suite 650, Anaheim, California 92806 and payment of a fee in the amount of the Company's reasonable expenses in furnishing such documents.

     In addition, pursuant to the terms of a certain Assignment Agreement dated July 27, 1992 between Hansen Juices, Inc. ("HJI") and HBC, the Company has agreed to nominate and solicit proxies for the election to the Company's Board of Directors of one of the trustees designated by the trustees of a certain trust (the "Trust") formed pursuant to an Agreement of Trust dated July 27, 1992 for so long as the Trust shall be in existence for the benefit of HBC and HJI. The initial designee of the Trust nominated to the Board was Anthony F. Kane, who resigned as a director on June 21, 1993 due to personal time constraints.
No other candidate has subsequently been designated by the Trust.

     Pursuant to a Registration Rights Agreement among the Company, Mr. Sacks, Mr. Schlosberg, CCC, SPB, Mr. Taber and Wedbush Morgan Securities (CCC, SPB, Mr. Taber and Wedbush Morgan Securities are sometimes hereinafter collectively called the "Beneficiaries"), the Company has agreed to register a proportionate amount of the shares of Common Stock and shares issued pursuant to options to purchase Common Stock issued or granted to the Beneficiaries in connection with the acquisition of CCC's business in any registration statement filed by the Company pursuant to the exercise by Mr. Sacks or Mr. Schlosberg of demand registration rights granted to them by the Company under certain stock option agreements each dated November 8, 1990, described above under the caption "Executive Compensation and Compensation of Directors".

     Pursuant to an Agreement dated June 8, 1992, HBC has agreed to (x) pay Harold C. Taber, Jr. the sum of $17,500 in consideration of services performed by Mr. Taber and, (y) upon the request of Mr. Taber, loan to Mr. Taber from time to time up to an aggregate $75,000 for the payment by Mr. Taber of certain taxes payable by him in connection with the acquisition of CCC's business. On September 15, 1992, $75,000 was loaned by the Company to Mr. Taber. As of September 30, 1996, Mr. Taber owed the Company a total $60,209 of principal and interest with respect to such loan.

     Benjamin M. Polk is a partner of Whitman Breed Abbott & Morgan, a law firm retained by the Company since 1992 and in the current fiscal year.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the stamped, self-addressed envelope which has been enclosed.

                       BY ORDER OF THE BOARD OF DIRECTORS

Dated: October 14, 1996

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                           HANSEN NATURAL CORPORATION
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 12, 1996

  The undersigned hereby appoints Rodney C. Sacks and Hilton H. Schlosberg, or either of them, with full power of substitution as proxyholders to represent and to vote, as designated on the reverse hereof, the common stock of the undersigned at the Annual Meeting of Stockholders of the Company to be held on November 12, 1996, and any adjournment thereof.


                  (Continued and to be signed on reverse side)


         Please mark your

/ X /    votes as in this

         example.


The Board of Directors Recommends a Vote "For" All Proposals

                              FOR all nominees           WITHHOLD
                              listed at right            AUTHORITY
                              (except as              to vote for all nominees
                              instructed below)          listed at right
1.   To elect five Directors       /     /                 /     /

Nominees: Rodney C. Sacks
          Hilton H. Schlosberg
          Benjamin M. Polk
          Norman C. Epstein
          Harold C. Taber, Jr.


  INSTRUCTION: To withhold authority to vote for any individual nominee, strike through the name of the nominee(s) for whom authority is withheld.

                                            FOR    AGAINST    ABSTAIN

2.    To ratify the appointment of         /   /    /   /    /   /
      Deloitte & Touche as independent
      auditors.


The shares represented in this proxy card will be voted as directed above. IF NO DIRECTION IS GIVEN
AND THE PROXY CARD IS VALIDLY EXECUTED, THE
SHARES WILL BE VOTED FOR ALL LISTED PROPOSALS.
IN THEIR DISCRETION, THE PROXYHOLDERS ARE
AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS
AS MAY PROPERLY COME BEFORE THE MEETING

  PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.


  SIGNATURE_______________________________    DATE ___________
  TITLE

  SIGNATURE_______________________________    DATE ___________
  TITLE

Important: Sign Exactly as your name appears above hereof. Give full title of executor, administrator, trustee, guardian, etc. Joint owners should each sign personally.

                               -------------------